                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: June 15, 2000


                    CHASE MANHATTAN CREDIT CARD MASTER TRUST
   ---------------------------------------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
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                             (Sponsor of the Trust)



         United States                         33-40006                            22-2382028
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)

                 802 Delaware Avenue, Wilmington, Delaware          19801
                 -----------------------------------------          ------
                 (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (302) 575-5050



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Item 5. Other Events:


         Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, N.A., as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

         On June 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits          Description
                  --------          -----------

                  20.1              Monthly  Certificateholders'
                                    Statements with respect to the June 15, 2000 distribution.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 28, 2000

                                           Chase Manhattan Credit Card Master
                                           Trust,

                                           By: Chase Manhattan Bank USA, N.A.,
                                           as Servicer

                                           By:  /s/ Patricia Garvey
                                               -----------------------------
                                           Name:  Patricia Garvey
                                           Title: Vice President


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                                             INDEX TO EXHIBITS
                                             -----------------

Exhibit No.                                  Description
-----------                                  -----------

20.1                                         Monthly Certificateholders'
                                             Statement with respect to the
                                             June 15, 2000 distribution to
                                             Certificateholders for Series
                                             1996-3